SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                          May 6, 2003 (April 17, 2003)



                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

        Delaware                        1-9224                   56-2346563
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


    200 West 57th Street, Suite 507
          New York, New York                                            10019
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(Address of Principal Executive Offices)                              (Zip Code)


                                  212-775-0400
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               Registrant's telephone number, including area code


                           CareerEngine Network, Inc.
                           --------------------------
          (Former name or former address, if changed since last report)

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ITEM 2.  Acquisition or Disposition of Assets.

On April 23, 2003, CNE Group, Inc. ("CNE") acquired all of the outstanding stock of SRC Technologies, Inc.("SRC") and Econo-Comm, Inc. ("ECI") by merging these companies into its wholly-owned subsidiaries.

CNE issued to Michael and Carol Gutowski, the principal stockholders of SRC, an aggregate of 4,867,937 shares of its non-voting Series C Preferred Stock and a like number of ten year Class C Warrants, each to purchase one share of its Common Stock at $1.00 per share. The Class C Warrants are not exercisable and are not detachable from the C Preferred Stock prior to 66 months after their issuance. CNE issued to the other common stockholders of SRC, including Larry Reid, SRC's Chief Operating Officer, an aggregate of 899,976 shares of its Common Stock, 1,697,961 shares of its non-voting Series A Preferred Stock and a like number of ten year non-detachable Class A Warrants, each to purchase one share of its Common Stock at $1.00 per share. The Class A Warrants are not exercisable and are not detachable from the A Preferred Stock prior to 66 months after their issuance. The Company issued an aggregate of 440,000 shares of its Series B Preferred Stock to the holders of the SRC Series B Preferred Stock. The A Preferred Stock has an aggregate liquidating preference over all other CNE equity of $1,697,961 and the B Preferred Stock has an aggregate liquidating preference over all other CNE equity except the A Preferred Stock of $440,000. The C Preferred Stock has no liquidating preference.

CNE issued to Gary Eichsteadt and Thomas Sullivan, the stockholders of ECI, an aggregate of 4,867,938 shares of its Series C Preferred Stock and a like number of Class C Warrants. In addition, Messrs. Eichsteadt and Sullivan retained certain of ECI's trade receivables aggregating in the amount of approximately $100,000. The Company also acquired a patent related to the operation of ECI's business from Mr. Eichsteadt for four notes each in the principal amount of $500,000, bearing interest at the annual rate of 8% payable quarterly and due on October 31, 2008.

There were no relationships between CNE or any of its affiliates and any of the sellers of the assets acquired by the Company prior to the acquisition transactions. Messrs. Gutowski and Reid and Ms. Gutowski became directors and Mr. Gutowski became President and Mr. Reid became Executive Vice President of the Company immediately subsequent to the consummation of the acquisitions. Ms. Gutowski and Messrs. Eichsteadt and Sullivan became executive officers, respectively, of the Company's subsidiaries that merged with SRC and ECI.

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On April 23, 2003,  CNE also effected a private  financing  pursuant to which it issued its notes (the "Notes") in the aggregate principal amount of $750,000, of which $650,000 was contributed by officers of the Company, and 3,124,350 ten year Class B Warrants, each to purchase one share of its Common Stock at $0.50 per share. The Notes bear interest at the annual rate of 10% payable quarterly and are due on April 30, 2004. The Warrants are non-dilutive until the Notes have been repaid. The due date of the Notes may be extended at the Company's option for an additional year in consideration for the issuance of 10 year cashless warrants to purchase 5% of the Company's then outstanding common stock at $0.50 per share. These Warrants will also be non-dilutive until the Notes have been repaid.

The Company is using the funds obtained from this financing to pay certain ECI notes payable and for working capital. The financing was effected pursuant to the exemption from the registration provisions of the Securities Act of 1993 provided by Section 4(2) thereof.

Reference is made to the (i) SRC and ECI Merger Agreements, (ii) Designations for the Company's Series A, B, C, and E Preferred Stock, (iii) form of the Class A and C Warrants, (iv) form of the 8% Notes issued to Mr. Eichstead, (v) Asset Purchase Agreement, Patent Assignment and Pledge Agreement relating to the Company's acquisition of the patent from Mr. Eichsteadt, and (vi) form of the 10% Note and the Class B Warrant issued in connection with the Company's financing, copies of which are being filed as Exhibits to this Form 8-K. All statements made with respect to the transactions discussed in this Item 2 are qualified by such reference.

Item 5.  OTHER INFORMATION

On April 17,  2003,  pursuant  to the terms of  Section  251(g) of the  Delaware
General Corporation Law, CareerEngine Network, Inc. ("CareerEngine") became a wholly-owned subsidiary of CNE Group, Inc. Pursuant to this transaction the Company acquired all of the assets of CareerEngine, all former stockholders of CareerEngine became the stockholders of the Company, which is the entity that is now publicly traded on the American and Pacific Stock Exchanges under the symbol "CNE," and the officers and directors of CareerEngine became the officers and directors of the Company.

As a successor entity to CareerEngine, the Company's shares are deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934 and Rule 12g-3 promulgated thereunder. The shares have been issued without registration in reliance upon exemptions provided in Section 3(a)(9) of the Securities Act of 1933 and Rule 145 promulgated thereunder. CareerEngine has been subject to the reporting requirements of the Exchange Act since 1986. The last report filed by CareerEngine was its Annual Report on Form 10-KSB for the year ended December 31, 2002.

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Reference is made to the (i) Agreement and Plan of Merger among CNE Group, Inc.,
CNE  Acquisition,  Inc. and  CareerEngine  Network,  Inc,  (ii)  Certificate  of
Incorporation of CNE Group, Inc., (iii) Certificate of Amendment of the Certificate of Incorporation of CNE Group, Inc., and (iv) Amended and Restated By-laws of CNE Group, Inc, copies of which are being filed as Exhibits to this Form 8-K. All statements made with respect to the transactions discussed in this
Item 5 are qualified by such reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired.

It is impracticable for the Registrant to file the financial information of the business acquired at this time and such financial information will be filed by amendment to this Current Report on Form 8-K not later than 60 days after the last day that this Form 8-K is required to be filed, in accordance with Item 7 of Form 8-K.

(b) Pro Forma Financial Information.

It is impracticable for the Registrant to file the pro forma financial information required hereunder at this time and such pro forma financial information will be filed by amendment to this Current Report on Form 8-K Pro not later than 60 days after the last day that this Form 8-K is required to be filed, in accordance with Item 7 of Form 8-K.

(c) Exhibits.

The following documents are being filed as exhibits to this report.

Exhibit No.                           Description

2.1 Agreement and Plan of Merger among CNE Group, Inc., CNE General Acquisition, Inc. (a wholly-owned subsidiary of CNE Group, Inc.) and CareerEngine Network, Inc., dated as of April 7, 2003.

2.2 Agreement and Plan of Reorganization of CNE Group, Inc., CNE Acquisition Corp. I (a wholly-owned subsidiary of CNE Group, Inc.), SRC Technologies, Inc. and others, dated April 23, 2003.

2.3 Agreement and Plan of Reorganization among CNE Group, Inc., CNE Acquisition Corp. II (a wholly-owned subsidiary of CNE Group, Inc.), Econo-Comm, Inc. D/B/A Mobile Communications and the Stockholders of Econo-Comm, Inc. dated as of April 23, 2003.

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3.1          Certificate of Incorporation of CNE Group, Inc.

3.2 Certificate of Amendment of the Certificate of Incorporation of CNE Group, Inc.

3.3          Amended and Restated By-Laws of CNE Group, Inc.

4.1 Certificate of Designations of CNE Group, Inc., Series A Preferred Stock adopted pursuant to Section 151(g) of the Delaware General Corporation Law.

4.2 Certificate of Designations of CNE Group, Inc., Series B Preferred Stock adopted pursuant to Section 151(g) of the Delaware General Corporation Law.

4.3 Certificate of Designations of CNE Group, Inc., Series C Preferred Stock adopted pursuant to Section 151(g) of the Delaware General Corporation Law.

4.4 Certificate of Designations of CNE Group, Inc., Series E Preferred Stock adopted pursuant to Section 151(g) of the Delaware General Corporation Law.

4.5          Form of Class A Warrants  to  Purchase  Common  Stock of CNE Group,
             Inc.

4.6          Form of Class B Warrants  to  Purchase  Common  Stock of CNE Group,
             Inc.

4.7          Form of Class C Warrants  to  Purchase  Common  Stock of CNE Group,
             Inc.

4.8          Form of CNE Group, Inc. 10% Subordinated Note.

4.9 Form of 8% Subordinated Note issued by CNE Group, Inc. to Gary Eichsteadt, to purchase all right, title and interest in Patent No. 6,060,979, dated April 23, 2003.

10.1         Asset  Purchase   Agreement   between  CNE  Group,  Inc.  and  Gary
             Eichsteadt, dated April 23, 2003.

10.2 Assignment of patent by Gary Eichsteadt to CNE Group, Inc., dated April 23, 2003.

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10.3         Pledge Agreement made by CNE Group, Inc. and Gary Eichsteadt, dated
             April 23, 2003.

10.4         Employment Agreement between CNE Group, Inc. and George W. Benoit.

10.5         Employment  Agreement  between  CNE  Group,  Inc.  and  Anthony  S.
             Conigliaro.

10.6         Employment Agreement between Connectivity, Inc. and Carol Gutowski.

10.7         Employment Agreement between Econo-Comm, Inc. and Gary Eichsteadt.

10.8         Employment Agreement between CNE Group, Inc. and Larry M. Reid.

10.9         Employment  Agreement  between  CNE  Group,  Inc.  and  Michael  J.
             Gutowski.

10.10        Employment  Agreement  between  Econo-Comm,   Inc.  and  Thomas  L.
             Sulllivan.

99.1         News Release dated April 23, 2003.



ITEM 9.  REGULATION FD DISCLOSURE

On April 23, 2003, CNE Group,  Inc.  issued the news release  attached hereto as
Exhibit 99.1 and incorporated by reference as if fully set forth herein.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 CNE GROUP, INC.


Date:  May 6, 2003                       By:  /s/ George W. Benoit
       -----------                            --------------------------------
                                              George W. Benoit,
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer

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